                                                                  Exhibit 10.9


                                 LOAN AGREEMENT

                                  By and Among

                               SILICON VALLEY BANK

                                       and

                              MOLDFLOW CORPORATION

                        MOLDFLOW INTERNATIONAL PTY. LTD.
                                (ACN 061 633 798)

                               MOLDFLOW PTY. LTD.
                                (ACN 005 047 496)


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                                      -ii-


                                TABLE OF CONTENTS

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

1.   DEFINITIONS AND CONSTRUCTION.................................................................................................1
               1.1    Definitions.................................................................................................1
               1.2    Accounting and Other Terms..................................................................................9

2.   LOANS AND TERMS OF PAYMENT...................................................................................................9
               2.1    Advances....................................................................................................9
               2.2    Overadvances...............................................................................................10
               2.3    Interest Rates, Payments, and Calculations.................................................................10
               2.4    Crediting Payments.........................................................................................10
               2.5    Fees.......................................................................................................11
               2.6    Additional Costs...........................................................................................11
               2.7    Term.......................................................................................................11
               2.8    Additional Payments........................................................................................12

3.   CONDITIONS OF LOANS.........................................................................................................13
               3.1    Conditions Precedent to Initial Advance....................................................................13
               3.2    Conditions Precedent to all Advances.......................................................................14

4.   RIGHT TO INSPECT............................................................................................................14
               4.1    Right to Inspect...........................................................................................14

5.   REPRESENTATIONS AND WARRANTIES..............................................................................................14
               5.1    Due Organization and Qualification.........................................................................14
               5.2    Due Authorization; No Conflict.............................................................................14
               5.3    No Prior Encumbrances......................................................................................14
               5.4    Bona Fide Eligible Accounts................................................................................15
               5.5    Merchantable Inventory.....................................................................................15
               5.6    Intellectual Property......................................................................................15
               5.7    Name; Location of Chief Executive Office...................................................................15
               5.8    Litigation.................................................................................................15
               5.9    No Material Adverse Change in Financial Statements.........................................................15
               5.10   Solvency...................................................................................................15
               5.11   Regulatory Compliance......................................................................................15
               5.12   Environmental Condition....................................................................................16
               5.13   Taxes......................................................................................................16
               5.14   Subsidiaries...............................................................................................16
               5.15   Government Consents........................................................................................16
               5.16   Full Disclosure............................................................................................16

6.   AFFIRMATIVE COVENANTS.......................................................................................................16
               6.1    Good Standing, etc.........................................................................................16
               6.2    Government Compliance......................................................................................16
               6.3    Financial Statements, Reports, Certificates................................................................17
               6.4    Inventory; Returns.........................................................................................17
               6.5    Taxes......................................................................................................17
               6.6    Insurance..................................................................................................18
               6.7    Quick Ratio................................................................................................18
               6.8    Tangible Net Worth.........................................................................................18
               6.9    Profitability..............................................................................................18

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                                      -iii-

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

               6.10   Principal Depository.......................................................................................18
               6.11   Additional Warrants........................................................................................18
               6.12   Further Assurances.........................................................................................19

7.   NEGATIVE COVENANTS..........................................................................................................19
               7.1    Dispositions...............................................................................................19
               7.2    Changes in Business, Business Locations....................................................................19
               7.3    Mergers or Acquisitions....................................................................................19
               7.4    Indebtedness...............................................................................................19
               7.5    Liens......................................................................................................19
               7.6    Distributions..............................................................................................19
               7.7    Investments................................................................................................19
               7.8    Transactions with Affiliates...............................................................................19
               7.9    Intellectual Property Agreements...........................................................................20
               7.10   Subordinated Debt..........................................................................................20
               7.11   Inventory..................................................................................................20
               7.12   Compliance.................................................................................................20

8.   EVENTS OF DEFAULT...........................................................................................................20
               8.1    Payment Default............................................................................................20
               8.2    Covenant Default...........................................................................................20
               8.3    Material Adverse Change....................................................................................21
               8.4    Attachment.................................................................................................21
               8.5    Insolvency.................................................................................................21
               8.6    Other Agreements...........................................................................................21
               8.7    Subordinated Debt..........................................................................................21
               8.8    Judgments..................................................................................................21
               8.9    Misrepresentations.........................................................................................21
               8.10   Guaranty...................................................................................................22

9.   BANK'S RIGHTS AND REMEDIES..................................................................................................22
               9.1    Rights and Remedies........................................................................................22
               9.2    Power of Attorney..........................................................................................23
               9.3    Accounts Collection........................................................................................23
               9.4    Bank Expenses..............................................................................................23
               9.5    Bank's Liability for Collateral............................................................................24
               9.6    Remedies Cumulative........................................................................................24
               9.7    Demand; Protest............................................................................................24
               9.8    Current Indemnity..........................................................................................24

10.  NOTICES.....................................................................................................................25

11.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER..................................................................................25

12.  GENERAL PROVISIONS..........................................................................................................26
               12.1   Successors and Assigns.....................................................................................26
               12.2   Indemnification............................................................................................26
               12.3   Time of Essence............................................................................................26
               12.4   Severability of Provisions.................................................................................26
               12.5   Amendments in Writing, Integration.........................................................................26
               12.6   Counterparts...............................................................................................26
               12.7   Survival...................................................................................................26
               12.8   Countersignature...........................................................................................27
               12.9   Joint and Several Obligations..............................................................................27
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                                      -iv-

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

               12.10  MC as Agent for Borrowers..................................................................................27

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                                      -v-



Exhibits and Schedules
               EXHIBITS
               A - Loan Payment/Advance Telephone Request Form
               B - Domestic Borrowing Base Certificate
               C - Foreign Borrowing Base Certificate
               D - Compliance Certificate
               E - Promissory Note (Domestic Revolving Line of Credit Loans) F - Promissory Note (Foreign Revolving Line of Credit Loans)

               SCHEDULES
               A - Disclosure Schedule


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                                       -1-

     This LOAN AGREEMENT is entered into as of April 23, 1998, by and among SILICON VALLEY BANK (the "Bank"), a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 with a loan production office located at 40 William Street, Wellesley, Massachusetts 02181 doing business under the name "Silicon Valley East," and MOLDFLOW CORPORATION, a Delaware corporation ("MC"), MOLDFLOW INTERNATIONAL PTY. LTD., a corporation organized under the laws of Australia and a wholly-owned subsidiary of MC ("MIPL") and MOLDFLOW PTY. LTD., a corporation organized under the laws of Australia and a wholly-owned subsidiary of MIPL ("MPL"). MC, MIPL and MPL are sometimes each referred to herein as a "Borrower" and collectively as the "Borrowers."

                                    RECITALS

     Borrowers wish to obtain credit from time to time from the Bank, and the Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which the Bank will advance credit to Borrower, and a Borrower will repay the amounts owing to the Bank.

                                    AGREEMENT

     The parties agree as follows:

1.   DEFINITIONS AND CONSTRUCTION

      1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

     "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to a Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by a Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by a Borrower and Borrowers' Books relating to any of the foregoing.

     "Advance" or "Advances" means a loan advance under the Domestic Committed Revolving Line or the Foreign Committed Revolving Line.

     "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Persons, managers and members.

     "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, registration and enforcement of the Loan Documents (including stamp duties imposed by Australian law, registration fees and fees and penalties); and the Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents or the transactions contemplated thereby (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding), whether or not suit is brought.

     "Borrowers' Books" means all of the Borrowers' books and records including, without limitation: ledgers; records concerning Borrowers' assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

     "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California or The Commonwealth of Massachusetts are authorized or required to close.

     "Change In Control" means Ampersand Ventures or an Affiliate thereof shall cease to own at least thirty-five percent (35%) of the shares of capital stock having voting power to elect a majority of the Board of Directors of MC (not taking into account an existing voting agreement which limits them to two board seats), provided, however, this definition shall be of no further force and effect upon completion of an initial public offering by MC with net proceeds to the Borrowers of at least US $15,000,000.

     "Change In Management" shall mean any two of the individuals who as of the date of this Loan Agreement hold the positions of President and Chief Executive Officer, Chief Financial Officer and Vice President-Sales (or a Person who the Bank shall subsequently approve in such capacity) cease to hold such positions for a period in excess of sixty (60) days.

     "Closing Date" means the date of this Agreement.

     "Code" means the Massachusetts Uniform Commercial Code.

     "Collateral" means the property of the Borrowers described in the Security Instruments.

     "Committed Revolving Lines" means the Domestic Committed Revolving Line and the Foreign Committed Revolving Line.

     "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

     "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

     "Credit Extension" means each Advance or any other extension of credit by the Bank for the benefit of a Borrower hereunder.

     "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrowers and their Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of a Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

     "Daily Balance" means the amount of the Obligations owed at the end of a given day.

     "Domestic Borrowing Base" means an amount equal to the sum of (a) seventy-five percent (75%) of Eligible Domestic Accounts, as determined by the Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers, and (b) ninety percent (90%) of the face amount of the Standby Letter of Credit (based on the most recently reported exchange rate for U.S. and Australian dollars as reported in The Wall Street Journal) as long as such Standby Letter of Credit remains in effect and the issuing bank has not sought to cancel or terminate such Standby Letter of Credit prior to its specified expiration date or indicated that it would not honor a drawing thereunder, and
(c) seventy percent (70%) of Eligible Special Accounts, as determined by the Bank with reference to the most recent Borrowing Base Certificate.

     "Domestic Committed Revolving Line" means Credit Extensions of up to Two Million Six Hundred Fifty Thousand Dollars ($2,650,000) pursuant to Section 2.1(a) below.

     "Domestic Revolving Line Note" means that certain promissory note of the Borrowers, payable to the order of the Bank, the form of which is attached hereto as Exhibit E.

     "Eligible Accounts" means all Eligible Domestic Accounts, all Eligible Special Accounts and all Eligible Foreign Accounts.

     "Eligible Domestic Accounts" means those Accounts that arise in the ordinary course of a Borrower's business and that comply with all of the Borrowers' representations and warranties to the Bank set forth in Section 5.4. Unless otherwise agreed to by the Bank in writing, Eligible Domestic Accounts shall not include the following:

          (1) Accounts that the account debtor has failed to pay within ninety
     (90) days of invoice date;

          (2) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

          (3) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrowers and their Subsidiaries exceed twenty-five percent (25%) of all Accounts, the excess over the 25% level shall not constitute Eligible Accounts, except as approved in writing by the Bank;

          (4) Accounts with respect to which the account debtor does not have its principal place of business in the United States;

          (5) Accounts with respect to which the account debtor is a federal, state, or local governmental entity or any department, agency, or instrumentality thereof, except for those Accounts of the United States or any department, agency or instrumentality thereof as to which the payee has assigned its rights to payment thereof to the Bank and the


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                                      -4-

     assignment has been acknowledged, pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727);

          (6) Accounts with respect to which any Borrower or any Subsidiary thereof is liable to the account debtor, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts etc.);

          (7) Accounts generated by demonstration or promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

          (8) Accounts with respect to which the account debtor is an Affiliate, officer, employee, or agent of a Borrower or any Subsidiary thereof;

          (9) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which the Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

          (10) Accounts the collection of which the Bank reasonably determines to be doubtful.

     "Eligible Special Accounts" means Accounts which satisfy the requirements for Eligible Domestic Accounts except for those set forth in clause (d) of the definition thereof and that are billed from, and the receivables records for which are located in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to the Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit either advised or negotiated through the Bank or in favor of the Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to the Bank; or (3) that the Bank approves on a case-by-case basis.

     "Eligible Foreign Accounts" means Accounts that satisfy the requirements for Eligible Domestic Accounts except those set forth in clause (d) of the definition thereof and that do not satisfy the requirements for Eligible Special Accounts, provided that Accounts of any non-U.S. Subsidiary of the Borrowers shall be included in determining Eligible Foreign Accounts as long as such Account arose in the ordinary course of such Subsidiaries' business and satisfy the Borrowers' representations and warranties set forth in Section 5.4.

     "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which any Borrower has any interest.

     "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

     "Foreign Borrowing Base" means an amount equal to (a) thirty percent (30%) of Eligible Foreign Accounts, as determined by the Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers, and (b) the amount of the Overadvance Allowance to the extent it is then in effect.

     "Foreign Committed Revolving Line" means Credit Extensions up to One Million One Hundred Thousand Dollars ($1,100,000) pursuant to Section 2.1(b) below.


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                                      -5-

     "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

     "Guarantor" means any present or future guarantor of the Obligations, including, without limitation, Moldflow (Europe) Ltd., Moldflow Japan and Moldflow Vertiebs GmbH.

     "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations, in each case whether presently existing or hereafter incurred.

     "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law of any country, state or jurisdiction, including assignments for the benefit of creditors, formal or informal moratoria, compositions, administration, winding up, receivership, liquidation, dissolution, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "Intellectual Property" means all Copyrights, Mask Works, Patents and Trademarks.

     "Inventory" means all present and future inventory in which any Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of a Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

     "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "Investor Lines" means (a) a line of credit by certain investors to Moldflow Inc. in the amount of AUS $378,044; (b) a line of credit by Moldflow Inc. and certain investors to MPL in the amount of AUS $1,364,186; and (c) a line of credit by certain investors and other parties to MC in the amount of US $1,000,000 and evidenced by documents acceptable to the Bank in form and substance (the "Investor Loan Documents") under which the Borrowers shall be permitted to draw down funds in order to cure Defaults or Events of Default hereunder.

     "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "Loan Documents" means, collectively, this Agreement, the Notes, the Security Documents and any present or future agreement entered into between any Borrower and/or for the benefit of the Bank in connection with this Agreement, all as amended, extended or restated from time to time.

     "Mask Works" means all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired.

     "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of any Borrower or the Borrowers and their Subsidiaries taken as a whole or (ii) the ability of any Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

     "Negotiable Collateral" means all letters of credit, notes, drafts, instruments, securities, documents of title and chattel papers, whether current existing or hereafter arising, in which Borrowers have or may hereafter have an interest.

     "Net Income" (or "Net Loss") shall mean consolidated net income or net loss of the Borrowers as determined under GAAP.

     "Notes" means the Domestic Revolving Line Note and the Foreign Revolving Line Note.

     "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to the Bank by the Borrowers pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrowers to others that the Bank may have obtained by assignment or otherwise.

     "Overadvance Allowance" means with respect to Foreign Borrowing Base, the sum of $750,000 but only up to and including the Overadvance Expiration Date at which time the Overadvance Allowance shall expire.

     "Overadvance Expiration Date" shall mean October 22, 1998.

     "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

     "Payment Date" means the twenty-second calendar day of each month commencing on the first such date after the Closing Date and ending on the Revolving Maturity Date.

     "Peak Overadvance Amount" shall have the meaning set forth in Section 6.11.

     "Periodic Payments" means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to the Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between any Borrower and the Bank.

     "Permitted Indebtedness" means:

     Indebtedness of Borrowers in favor of the Bank arising under this Agreement or any other Loan Document;

               (1) Indebtedness existing on the Closing Date and disclosed in Schedule A;

               (2) Subordinated Debt;

               (3) Indebtedness to trade creditors incurred in the ordinary course of business;

               (4) Indebtedness secured by Permitted Liens;

               (5) Guaranties by Borrowers of real estate lease obligations incurred in the ordinary course of business by their Subsidiaries, provided, however, that the aggregate amount of the foregoing Contingent Obligations shall not at any time exceed $100,000; and

               (6) capital support letters issued by one or more of the Borrowers on behalf of foreign wholly-owned Subsidiaries to the extent required by the applicable laws of the jurisdictions in which such Subsidiaries are located.

               "Permitted Investment" means:

               (a) Investments existing on the Closing Date disclosed in Schedule A;

               (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by the Bank;

               (c) depositary accounts maintained by the Borrowers and their Subsidiaries with banking institutions outside the U.S. in the ordinary course of business, provided that the aggregate amount of such accounts shall not exceed US $500,000 in the aggregate or US $200,000 in any single instance; and

               (d) contributions by MC or MPL to the so-called 401(k) Plan of MC or MPL, but only so long as no Event of Default has occurred and is continuing or could reasonably be expected to arise therefrom.

               "Permitted Liens" means the following:

               (a) Any Liens existing on the Closing Date and disclosed in Schedule A or arising under this Agreement or the other Loan Documents;

               (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrowers' Books in accordance with GAAP, PROVIDED the same have no priority over any of the Bank's security interests;

               (c) Liens (i) upon or in any Equipment acquired or held by any Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, PROVIDED that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

               (d) Leases or subleases and licenses or sublicenses granted to others in the ordinary course of a Borrower's business not interfering in any material respect with the business of such Borrower and its Subsidiaries taken as a whole, and any interest or title of a lessor, licensor or under any lease or license provided that such leases, subleases, licenses and sublicenses do not prohibit the grant of the security interest granted hereunder; and

               (e) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, PROVIDED that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

     "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

     "Prime Rate" means the variable rate of interest, per annum, most recently announced by the Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from the Bank.

     "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of less than 90 days of Borrowers determined in accordance with GAAP.

     "Responsible Officer" means each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of a Borrower.

     "Revolving Maturity Date" means April 22, 1999.

     "Schedule A" means the schedule of exceptions attached hereto.

     "Security Documents" means the MC Security Agreement, the MPL Deed of Charge (Victoria), the MPL Deed of Charge (Future Property), the MPL Share Mortgage, the guaranties of the Guarantors and each other agreement which purports to secure the Obligations.

     "Standby Letter of Credit" means a standby letter of credit in favor of the Bank in the face amount of AUS $1,130,000 satisfactory to the Bank in form and substance and issued by Australia and New Zealand Banking Group Limited, ACN 005 357 522 ("ANZ Bank") or another bank acceptable to the Bank.

     "Subordinated Debt" means any debt incurred by any Borrower that is subordinated to the debt owing by Borrowers to the Bank on terms acceptable to the Bank (and identified as being such by Borrowers and the Bank).

     "Subsidiary" means with respect to any Person, corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one of more Affiliates of such Person.

     "Tangible Net Worth" means as of any applicable date, the consolidated total assets of Borrower and its Subsidiaries MINUS, without duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, AND (ii) Total Liabilities.

     "Total Liabilities" means as of any applicable date, any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrowers, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

     "Trademarks" means any trademark and servicemarks rights, whether registered or not, applications to register and registration of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks.

     "UCC" means the Uniform Commercial Code as enacted in The Commonwealth of Massachusetts.

     "Warrant" means a 7-year stock purchase warrant to purchase 50,000 shares of common stock of MC at an exercise price of $3.00 per share issued to the Bank.

     1.2 ACCOUNTING AND OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including"/"includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document. All references to dollar amounts are to U.S. dollars unless indicated otherwise.

2.   LOANS AND TERMS OF PAYMENT

     2.1 ADVANCES. Borrowers promise on a joint and several basis to pay to the order of the Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Advances made by the Bank to Borrowers hereunder. Borrowers also promise on a joint and several basis to pay interest on the unpaid principal amount of such Advances at rates in accordance with the terms hereof.

               (1) DOMESTIC COMMITTED REVOLVING LINE. Subject to and upon the terms and conditions of this Agreement, the Bank agrees to make Advances to Borrowers in an aggregate outstanding amount not to exceed the Domestic Committed Revolving Line or the Domestic Borrowing Base, whichever is less. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(a) may be repaid and reborrowed at any time during the term of this Agreement.

               (2) FOREIGN COMMITTED REVOLVING LINE. Subject to and upon the terms and conditions of this Agreement, the Bank agrees to make Advances to Borrowers in an aggregate outstanding amount not to exceed the Foreign Committed Revolving Line or the Foreign Borrowing Base, whichever is less. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time during the term of this Agreement.

               (3) Whenever a Borrower desires an Advance, such Borrower will notify the Bank by facsimile transmission or telephone no later than 12:00 Noon, Boston time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of EXHIBIT A hereto. Each request for an Advance shall indicate whether it is to be made under the Domestic Committed Revolving Line or the Foreign Committed Revolving Line. The Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in the Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. The Bank shall be entitled to rely on any telephonic notice given by a person who the Bank reasonably believes to be a Responsible Officer or a designee thereof, and such Borrower shall indemnify and hold the Bank harmless for any damages or loss suffered by the Bank as a result of such reliance. The Bank will credit the amount of Advances made under this Section 2.1 to the deposit account of such Borrower. Notwithstanding anything herein to the contrary, MC shall not be entitled to request (i) Advances under the Foreign Committed Revolving Line or (ii) Advances under the Domestic Committed Revolving Line to the extent that they are based upon Eligible Domestic Accounts of any Borrower or Subsidiary thereof other than MC.

               (4) The Domestic Committed Revolving Line and the Foreign Committed Revolving Line shall each terminate on the Revolving Maturity Date, at which time all Advances under this Section 2.1 and other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable. Subject to the provisions of Section 2.5(b) and payment of the Termination Fee provided for therein, the Borrowers shall have the right to terminate the Commitment.

     2.2 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrowers to the Bank (a) pursuant to Section 2.1(a) of this Agreement is greater than the lesser of (i) the Domestic Committed Revolving Line or (ii) the Domestic Borrowing Base, or (b) pursuant to Section 2.1(b) of this Agreement is greater than the lesser of (i) the Foreign Committed Revolving Line, or (ii) the Foreign Borrowing Base, Borrowers agree in either case on a joint and several basis but subject to the provisions of Section 12.9(b), to immediately pay to the Bank, in cash, the amount of such excess.

     2.3 INTEREST RATES, PAYMENTS, AND CALCULATIONS.

               (1) INTEREST RATE. Except as set forth in Section 2.3(b), (i) any Advances under the Domestic Committed Revolving Line shall bear interest, on the average Daily Balance, at a rate equal to Prime Rate plus 1.25% and (ii) any Advances under the Foreign Committed Revolving Line shall bear interest at a per annum rate equal to Prime Plus 1.50%.

               (2) DEFAULT RATE. All Obligations shall bear interest, from and after the occurrence of an Event of Default, at a rate equal to three
          (3) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

               (3) PAYMENTS. Interest hereunder shall be due and payable on each Payment Date. Borrower hereby authorizes the Bank to debit any accounts with the Bank, including, without limitation, Account Number 3300097077 of MC and Account Number 3300097081 of MPL for payments of principal and interest due on the Obligations and any other amounts owing by Borrowers to the Bank. The Bank will notify each Borrower of all debits which the Bank has made against such Borrower's accounts. Any such debits against any Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

               (4) COMPUTATION. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m., California time, on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

     2.4 CREDITING PAYMENTS. Prior to the occurrence of an Event of Default, the Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as the Borrowers specify. After the occurrence of an Event of Default, the receipt by the Bank of any wire transfer of funds, check, or other item of payment, whether directed to a Borrower's deposit account with the Bank or to the Obligations or otherwise, may at the election of the Bank be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by the Bank after 12:00 noon Pacific time shall be deemed to have been received by the Bank as of the opening of business on the immediately following Business Day. Whenever any payment to the Bank under the Loan Documents would otherwise be due on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

     2.5 FEES. Borrowers shall agree to pay to the Bank on a joint and several basis the following:

               (1) FACILITY FEE. A Facility Fee in an amount equal to one-half percent (1/2%) of each of the Domestic Committed Revolving Line and the Foreign Committed Revolving Line shall be due on the Closing Date, which fees shall be fully earned and non-refundable;

               (2) TERMINATION FEE. In the event that the Committed Revolving Lines are terminated prior to the Revolving Maturity Date, at the election of the Borrowers in connection with the sale of substantially all the assets of the Borrowers or a merger of a Borrower with another Person, the Borrowers shall pay to the Bank a Termination Fee equal to one percent (1%) of the aggregate amount of the Committed Revolving Lines, provided, however, the Termination Fee shall be reduced by one-twelfth (1/12) on each monthly anniversary of the date hereof.

               (3) FINANCIAL EXAMINATION AND APPRAISAL FEES. The Bank's customary fees and out-of-pocket expenses for the Bank's audits of Borrower's Accounts, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by the Bank or its agents;

               (4) BANK EXPENSES. Upon demand from the Bank, including, without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

     2.6 ADDITIONAL COSTS. In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

               (1) subjects the Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrowers or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of the Bank imposed by the United States of America or any political subdivision thereof);

               (2) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, the Bank; or

               (3) imposes upon the Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to the Bank, reduce the income receivable by the Bank or impose any expense upon the Bank with respect to any loans, the Bank shall notify Borrowers thereof. Borrowers agree on a joint and several basis to pay to the Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by the Bank of a statement of the amount and setting forth the Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

     2.7 TERM. Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on April 22, 1999. Notwithstanding the foregoing, the Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. The Borrowers shall also have the right upon two (2) Business Days' notice to the Bank to terminate the Committed Revolving Lines in full, provided that the Borrowers contemporaneously therewith pay all outstanding Obligations to the Bank. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

     2.8 ADDITIONAL PAYMENTS. Whenever any Borrower is obliged to make a deduction in respect of tax from any payment under any Loan Document (including without limitation any tax levied or imposed by a governmental authority of or within the Commonwealth of Australia which is required to be withheld or deducted from any payment of interest to the Bank):

               (1) it shall promptly pay the amount deducted to the appropriate governmental authority;

               (2) within 30 days of the end of the month in which the deduction is made, it shall deliver to the Bank official receipts or other evidence of payment acceptable to the Bank; and

               (3) unless the tax is a tax imposed on the overall net income or net assets of the Bank by the United States of America or any political subdivision thereof or by any jurisdiction in which the Bank's applicable lending office is located or in which it is taxable solely on account of some connection other than the execution, delivery or performance of this Agreement or the receipt of income hereunder, it shall pay the Bank on the due date of the payment any additional amounts necessary (as determined by the Bank) to ensure that the Bank receives when due a net amount (after payment of any taxes in respect of those additional amounts) in the relevant currency equal to the full amount which it would have received had a deduction not been made. It shall, on demand, indemnify the Bank against the tax and any amounts recoverable from the Bank in respect of the tax.

               (4) The demand for additional payments under the preceding subsection (c) shall be accompanied by a certificate as to the amount of such additional payment required by the Bank which shall be conclusive absent manifest error. If the Bank is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any of the Borrowers are located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement, and the Borrowers so advise the Bank and the Borrowers deliver to the Bank an opinion of tax counsel or a letter of advice from an internationally recognized accounting firm acceptable to the Bank and its counsel as to the basis therefor which is acceptable to the Bank in form and substance, the Bank shall deliver to the Borrowers, at the time or times prescribed by applicable law or as reasonably requested by the Borrowers such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate. If the Bank shall become aware that it is entitled to claim a refund from any taxing authority in respect of any taxes with respect to which the Borrower has paid increased amounts pursuant to this Section 2.8, the Bank shall notify the Borrower of the availability of such refund claim and shall exercise reasonable efforts to make the appropriate claim to the relevant government authority for such a refund. If the Bank receives a refund with respect to which the Borrower has paid increased amounts pursuant to this Section 2.8, it shall with reasonable promptness pay over such refund to the Borrower, net of all reasonable Bank Expenses incurred in connection therewith not previously paid by the Borrowers. The Borrowers agree that the obligations of the Bank under this clause (d) shall be expressly conditioned upon the Borrowers' agreement to pay all reasonable Bank Expenses incurred by the Bank in connection with or relating to the Bank's discharge of the foregoing obligations.

To the extent permitted under applicable law, the Borrowers waive any statutory right to recover from the Bank any amount paid under this paragraph. The obligations of the Borrower under this clause survive the repayment of the Obligations and the termination of this Agreement.

3.   CONDITIONS OF LOANS

     3.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE. The obligation of the Bank to make the initial Advance is subject to the condition precedent that the Bank shall have received, in form and substance satisfactory to the Bank, the following:

               (1) this Agreement, the Notes and the Security Documents;

               (2) a certificate of the Secretary or other appropriate officer of each Borrower with respect to its organization documents, incumbency and resolutions and original powers of attorney (if relevant) authorizing the execution and delivery of this Agreement and the other Loan Documents to which it is a party;

               (3) the Warrant;

               (4) subordination agreements (including a deed of priority and subordination with respect to certain assets of MPL located in Australia) acceptable in form and substance to the Bank with ANZ Bank and investors in the Borrowers who are parties to the Investor Loan Documents;

               (5) opinions of Borrowers' U.S. and Australian counsel satisfactory in form and substance to the Banks;

               (6) guaranties by the Guarantor(s), provided, however, the Bank agrees that the Borrowers may postpone delivery of such guaranties until the 30th day following the Closing Date as long as the Borrowers provide the Bank prior to the Closing Date reasonable assurance that such guaranties will be available within such period.

               (7) financing statements (Forms UCC-1), Australian Securities Commission forms, or other filings necessary to perfect the security interests and charges granted under the Security Documents;

               (8) insurance certificate;

               (9) payment of the fees and Bank Expenses then due specified in
          Section 2.5 hereof;

               (10) receipt of the results of the initial accounts receivable audit, which shall be satisfactory in form and substance to the Bank; and

               (11) such other documents, and completion of such other matters, as the Bank may reasonably deem necessary or appropriate.

               (12) evidence that such Security Document required to be stamped with duty under Australian law has been lodged for stamping at the Victorian Office of State Revenue with a check for the appropriate stamp duty, unless the Bank is advised by its Australian counsel that as a matter of Australian practice such evidence may be furnished on a post-closing basis.

               (13) all documents and evidence of title to the property pledged by the MPL Share Mortgage and the other Security Documents including, but not limited to, share certificates and blank signed share transfers for all the shares pledged under any Security Document together with a certified copy of the share register to establish that all certificates have been received.

               (14) a certificate from the Responsible Officer of MPL indicating that (i) at the date of the MPL Deed of Charge (Future Property), the value of the property owned by MPL in all Australian States (other than Victoria) is less than AUS $100,000 and (ii) at the date of the MPL Deed of Charge (Victoria), the value of the property owned by MPL in the State of Victoria, Australia is less than $AUS 2,000,000.

     3.2 CONDITIONS PRECEDENT TO ALL ADVANCES. The obligation of the Bank to make each Advance, including the initial Advance, is further subject to the following conditions:

               (1) timely receipt by the Bank of a Payment/Advance Form as provided in Section 2.1; and

               (2) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Advance as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Advance. The making of each Advance shall be deemed to be a representation and warranty by Borrower on the date of such Advance as to the accuracy of the facts referred to in this Section 3.2(b).

4. RIGHT TO INSPECT

     4.1 RIGHT TO INSPECT. The Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrowers' usual business hours, to inspect Borrowers' Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrowers' financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5. REPRESENTATIONS AND WARRANTIES

     Subject to the provisions of Section 12.9(b), Borrowers represent and warrant on a joint and several basis as follows:

     5.1 DUE ORGANIZATION AND QUALIFICATION. Each Borrower and each Subsidiary is a corporation duly existing and in good standing under the laws of its jurisdiction of organization and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified. No Borrower has any Subsidiaries except as set forth on Schedule A.

     5.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance of he Loan Documents are within each Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in any Borrower's organizational documents, nor will they constitute an event of default under any material agreement to which any Borrower is a party or by which any Borrower is bound. Except as disclosed in SCHEDULE A, no Borrower is in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

     5.3 NO PRIOR ENCUMBRANCES. Each Borrower owns the Collateral, free and clear of Liens, except for Permitted Liens.

     5.4 BONA FIDE ELIGIBLE ACCOUNTS. The Eligible Accounts are bona fide existing obligations. The property giving rise to such Eligible Accounts has been delivered to the account debtor or to the account debtor's agent for immediate shipment to and unconditional acceptance by the account debtor. Except as disclosed to the Bank from time to time, no Borrower or any Subsidiary thereof has received any notice of actual or imminent Insolvency Proceeding of any account debtor that is included in any Domestic Borrowing Base Certificate or Foreign Borrowing Base Certificate as an Eligible Account.

     5.5 MERCHANTABLE INVENTORY. All Inventory is in all material respects of good and marketable quality, free from all material defects.

     5.6 INTELLECTUAL PROPERTY. Borrowers own or license all Intellectual Property necessary for the conduct of their business. To the best of Borrowers' knowledge, the ownership and use of the Intellectual Property does not infringe or violate the rights of any third party and the Borrowers have not received any claim or notice to such effect.

     5.7 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE. Except as disclosed in Schedule A, no Borrower has done business and will not without at least thirty
(30) days prior written notice to the Bank do business under any name other than that specified on the signature page hereof. The chief executive office of each Borrower is located at the address indicated in the Perfection Certificate previously furnished by such Borrower to the Bank.

     5.8 LITIGATION. Except as set forth in Schedule A, there are no actions or proceedings pending, or, to Borrowers' knowledge, threatened by or against any Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect. No Borrower has knowledge of any such pending or threatened actions or proceedings.

     5.9 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements related to Borrowers and any Subsidiary that have been delivered by Borrowers to the Bank fairly present in all material respects Borrowers' consolidated financial condition as of the date thereof and Borrowers' consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrowers since the date of the most recent of such financial statements submitted to the Bank on or about the Closing Date.

     5.10 SOLVENCY. The fair saleable value of each Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; no Borrower is left with unreasonably small capital after the transactions contemplated by this Agreement; and no Borrower is unable to pay its debts (including trade debts) as they mature or, under any legislation, is presumed or taken to be unable to pay its debts as and when they fall due.

     5.11 REGULATORY COMPLIANCE. MC and each Subsidiary has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA to the extent applicable. No event has occurred resulting from any Borrower's failure to comply with ERISA that is reasonably likely to result in any Borrower's incurring any liability that could have a Material Adverse Effect. No Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. No Borrower is engaged principally, or as one of its the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Each Borrower has complied with all the provisions of the Federal Fair Labor Standards Act to the extent applicable. No Borrower has violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

     5.12 ENVIRONMENTAL CONDITION. No properties or assets of any Borrower or any Subsidiary have ever been used by any Borrower or any Subsidiary or, to the best of Borrowers' knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrowers' knowledge, none of such properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by any Borrower or any Subsidiary; and no Borrower and no Subsidiary has received a summons, citation, notice, or directive from the U.S. Environmental Protection Agency or any other federal, state or other governmental agency in the United States or Australia concerning any action or omission by any Borrower or any Subsidiary resulting in the release, or other disposition of hazardous waste or hazardous substances into the environment.

     5.13 TAXES. Except as disclosed in SCHEDULE A, each Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein, except those being contested in good faith by proper proceedings with adequate reserves under GAAP.

     5.14 SUBSIDIARIES. No Borrower owns any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

     5.15 GOVERNMENT CONSENTS. Each Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of its business as currently conducted.

     5.16 FULL DISCLOSURE. No representation, warranty or other statement made by any Borrower in any certificate or written statement furnished to the Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6. AFFIRMATIVE COVENANTS

     The Borrowers covenant and agree, on a joint and several basis but subject to the provisions of Section 12.9(b), that, until payment in full of all outstanding Obligations, and for so long as the Bank may have any commitment to make a Credit Extension hereunder, Borrowers shall do all of the following:

     6.1 GOOD STANDING, ETC. Borrowers shall maintain their and each of their Subsidiaries' corporate existence and good standing in its jurisdiction of organization and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrowers shall maintain, and shall cause each of their Subsidiaries to maintain, to the extent consistent with prudent management of their business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

     6.2 GOVERNMENT COMPLIANCE. Borrowers shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA to the extent applicable. Borrowers shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which they are subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

     6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrowers shall deliver to the Bank: (a) as soon as available, but in any event within 25 days after the end of each month, a company prepared consolidated balance sheet and income statement covering the consolidated operations of MC and its Subsidiaries including without limitation MPL and MIPL, during such period, in a form and certified by a Responsible Officer of MC; (b) as soon as available, but in any event within 120 days after the end of Borrowers' fiscal year, audited consolidated financial statements of MC and its Subsidiaries prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to the Bank; (c) within five (5) days of filing, copies of all statements, reports and notices sent or made available generally by Borrowers to their security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q, 8-K or similar forms filed with the U.S. Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against any Borrower or any Subsidiary that could result in damages or costs to any Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; and (e) such budgets, sales projections, operating plans or other financial information as the Bank may reasonably request from time to time.

     Within 25 days after the last day of each month, MC shall deliver to the Bank a Domestic Borrowing Base Certificate in the form of EXHIBIT B and a Foreign Borrowing Base Certificate in the form of EXHIBIT C signed by a Responsible Officer, together with aged listings of accounts receivable.

     Within 25 days after the last day of each month, MC shall deliver to the Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto.

     The Bank shall have a right from time to time hereafter to audit Borrowers' Accounts at Borrowers' expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing. Notwithstanding the foregoing, Borrowers shall not be required to furnish monthly financial statements, Borrowing Base Certificates and Compliance Certificates until such time as there is a request for an Advance and the requirement to continue to furnish such documentation shall be suspended when there are no outstanding Obligations hereunder.

     6.4 INVENTORY; RETURNS. Borrowers shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Borrowers and their account debtors shall be on the same basis and in accordance with the usual customary practices of Borrowers, as they exist at the time of the execution and delivery of this Agreement. Borrowers shall promptly notify the Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

     6.5 TAXES. Borrowers shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material foreign, federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to the Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrowers will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, federal and foreign income taxes, and will, upon request, furnish the Bank with proof satisfactory to the Bank indicating that a Borrower or a Subsidiary has made such payments or deposits; provided that a Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and (i) is reserved against (to the extent required by GAAP) by Borrowers and (ii) no Lien other than a Permitted Lien arises from such failure to pay or contesting of taxes due.

               6.6 INSURANCE.

               (1) Borrowers, at their expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where each Borrower's business is conducted on the date hereof. Borrowers shall also maintain insurance relating to Borrowers' ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrowers',

               (2) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to the Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to the Bank, showing the Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty (20) days notice to the Bank before canceling its policy for any reason. At the Bank's request, Borrower shall deliver to the Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of the Bank, be payable to the Bank to be applied on account of the Obligations.

     6.7 QUICK RATIO. The Borrowers shall maintain as of the last day of each fiscal month, a ratio of Quick Assets to Current Liabilities of at least 0.7 to
1.0 through February 28, 1998 and 0.8 to 1.0 thereafter and through November 30, 1998.

     6.8 TANGIBLE NET WORTH. The Borrowers shall maintain, as of the last day of each fiscal quarter set forth below, a Tangible Worth of not less than the amount set forth below opposite such fiscal quarter end:


                   at        12/31/97        $700,000
                   at         3/31/98        $550,000
                   at         6/30/98        $650,000
                   at         9/30/98        $900,000

     6.9 PROFITABILITY. The Borrowers shall have (a) minimum Net Income of $200,000 for the fiscal quarter ending December 31, 1997; (b) Maximum Net Loss of $150,000 for the fiscal quarter ending March 31, 1998; (c) minimum Net Income of $100,000 for the quarter ending June 30, 1998; and (d) minimum Net Income of $100,000 for the quarter ending September 30, 1998.

     6.10 PRINCIPAL DEPOSITORY. Borrowers shall maintain their principal U.S. depository and operating accounts with the Bank. The Borrowers shall deposit a portion of their excess cash in such accounts.

     6.11 ADDITIONAL WARRANTS. Following the Overadvance Expiration Date, the Bank will notify the Borrower of the peak amount of Borrower's drawings in respect of the Overadvance Allowance (the "Peak Overadvance Amount"). Within thirty (30) days following the effective date of such notice, MC shall issue to the Bank an additional 7-year warrant substantially in the form of the Warrant to purchase at an exercise price of $3.00 that number of shares of MC's common stock calculated by dividing ten percent (10%) of the Peak Overadvance Amount by $3.00. MC agrees to secure an appropriate waiver from any Person to which it issues any shares of its capital stock (or any debt instrument, option, warrant, or other security convertible thereto) of any pre-emptive right that would otherwise be held by such Person, the exercise of which would be triggered by, or interfere with, the grant of the additional warrant or the exercise of the Warrant or such additional warrant.

     6.12 FURTHER ASSURANCES. At any time and from time to time Borrowers shall execute and deliver such further instruments and take such further action as may reasonably be requested by the Bank to effect the purposes of this Agreement.

7. NEGATIVE COVENANTS

     Borrowers covenant and agree, on a joint and several basis but subject to the provisions of Section 12.9(b), that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as the Bank may have any commitment to make any Advances, Borrowers will not do any of the following:

     7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of their Subsidiaries to Transfer, all or any part of their business or property, other than Transfers: (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses, licenses which are exclusive with respect to certain products, geographic territories, industries or applications and exclusive licenses (provided, however, in no event shall more than 12% in the aggregate of the Borrowers' consolidated revenues derive from licenses that are on a completely exclusive basis) and similar arrangements for the use of the property of Borrowers or their Subsidiaries as long as in each case they are in the ordinary course of business and consistent with past practice; (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business; or (iv) of worn-out or obsolete Equipment.

     7.2 CHANGES IN BUSINESS, BUSINESS LOCATIONS. Engage in any business, or permit any of their Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrowers and any business substantially similar or related thereto (or incidental thereto), or suffer a "Change in Control" or a "Change in Management." No Borrower will, without at least thirty
(30) days prior written notification to the Bank, relocate its chief executive office or add any new offices or business locations.

     7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of their Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of their Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, provided, however, if no Event of Default has occurred and is continuing or would exist after giving effect to such action, a Subsidiary may merge or consolidate into another Subsidiary or into a Borrower.

     7.4 INDEBTEDNESS. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

     7.5 LIENS. Create, incur, assume or suffer to exist any Lien with respect to any of their property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of their Subsidiaries so to do, except for Permitted Liens.

     7.6 DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock.

     7.7 INVESTMENTS. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of their Subsidiaries so to do, other than Permitted Investments and intercompany advances in the ordinary course of business to any direct or indirect Subsidiary of MC, provided, however, the aggregate amount of such advances shall not exceed $500,000 in any calendar year.

     7.8 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of a Borrower or a Subsidiary except for transactions that are in the ordinary course of such Borrower's or Subsidiary's business, upon fair and reasonable terms that are no less favorable to Borrowers than would be obtained in an arm's length transaction with a nonaffiliated Person.

     7.9 INTELLECTUAL PROPERTY AGREEMENTS. Permit the inclusion in any material contract to which any Borrower becomes a party of any provisions that could or might in any way prevent the creation of a security interest in a Borrower's rights and interests in any property included within the definition of the Intellectual Property acquired under such contracts.

     7.10 SUBORDINATED DEBT. Make any payment in respect of any Subordinated Debt, or permit any of their Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without the Bank's prior written consent.

     7.11 INVENTORY. Store the Inventory with a bailee, warehouseman, or similar party unless the Bank has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as the Bank may approve in writing, a Borrower shall keep the Inventory only at the locations identified in its Perfection Certificate and such other locations of which such Borrower gives the Bank prior written notice and as to which such Borrower signs and files a financing statement where needed to perfect the Bank's security interest.

     7.12 COMPLIANCE. Become an "investment company" or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA, to the extent applicable; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to the extent applicable, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, to the extent applicable, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral; or permit any of their Subsidiaries to do any of the foregoing.

     7.13 INVESTOR LINE. Draw down funds under the Investor Line without the prior written consent of the Bank, which consent shall not be unreasonably withheld if the purpose of such draw is to cure or prevent the occurrence of an Event of Default arising from any overadvance under the Committed Revolving Lines or noncompliance with a financial covenant.

8. EVENTS OF DEFAULT

     Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

     8.1 PAYMENT DEFAULT. If any Borrower fails to pay, when due, any of the Obligations.

     8.2 COVENANT DEFAULT.

               (1) If any Borrower fails to perform any obligation under Section 6.1, the second sentence of Section 6.2 or Section 6.5, violates any of the covenants contained in Article 7 of this Agreement or fails to furnish to the Bank the guaranties of the Guarantors within the time period set forth in Section 3.1(f), or

               (2) If any Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between any

          Borrower and the Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by such Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then such Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period);

     8.3 MATERIAL ADVERSE CHANGE. If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of any Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value or priority of the Bank's security interests in the Collateral;

     8.4 ATTACHMENT. If any material portion of a Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if a Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of the assets of any Borrower, or if a notice of Lien or levy is filed of record with respect to any assets of any Borrower by the United States government or the Australian government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or federal or foreign governmental agency, and the same is not paid within twenty (20) days after such Borrower receives notice thereof or any such Lien becomes enforceable or is enforced over any material portion of a Borrower's assets or any material undertaking of a Borrower, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by a Borrower (provided that if the amount involved exceeds $100,000, no Credit Extensions will be required to be made during such cure period);

     8.5 INSOLVENCY. If any Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by any Borrower, or if an Insolvency Proceeding is commenced against any Borrower and is not dismissed or stayed within thirty (30) days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

     8.6 OTHER AGREEMENTS. If there is a default in any agreement to which any Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect;

     8.7 SUBORDINATED DEBT. If any Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with the Bank;

     8.8 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) shall be rendered against any Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

     8.9 MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to the Bank by Borrower or any Person acting on a Borrower's behalf pursuant to this Agreement or to induce the Bank to enter into this Agreement or any other Loan Document.

     8.10 GUARANTY. Any guaranty of all or a portion of the Obligations ceases for any reason to be in full force and effect, or any Guarantor fails to perform any obligation under any guaranty of all or a portion of the Obligations, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any guaranty of all or a portion of the Obligations or in any certificate delivered to the Bank in connection with such guaranty, or any of the circumstances described in Sections 8.4, 8.5 or 8.8 occur with respect to any Guarantor.

9. BANK'S RIGHTS AND REMEDIES

     9.1 RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, the Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by the Borrowers:

               (1) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by the Bank);

               (2) Cease advancing money or extending credit to or for the benefit of Borrowers under this Agreement or under any other agreement between Borrowers and the Bank;

               (3) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that the Bank reasonably considers advisable;

               (4) Without notice to or demand upon Borrowers, make such payments and do such acts as the Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrowers agree to assemble the Collateral if the Bank so requires, and to make the Collateral available to the Bank as the Bank may designate. Borrowers authorize the Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in the Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrowers' premises, Borrowers hereby grant the Bank a license to enter such premises and to occupy the same, without charge, in order to exercise any of the Bank's rights or remedies provided herein, at law, in equity, or otherwise;

               (5) Without notice to Borrowers, set off and apply to the Obligations any and all (i) balances and deposits of any Borrower held by the Bank, or (ii) indebtedness at any time owing to or for the credit or the account of any Borrower held by the Bank;

               (6) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. The Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, any Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with the Bank's exercise of its rights under this Section 9.1, each

          Borrower's rights under all licenses and all franchise agreements shall inure to the Bank's benefit;

               (7) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including any Borrower's premises) as the Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order it deems appropriate;

               (8) Credit bid and purchase at any public sale, or private sale as permitted by law;

               (9) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrowers on a joint and several basis, subject to the provisions of Section 12.9(b);

               (10) The Bank shall have a non-exclusive, royalty-free license to use the Intellectual Property Collateral to the extent reasonably necessary to permit the Bank to exercise its rights and remedies upon the occurrence of an Event of Default; and

               (11) make a drawing under the Standby Letter of Credit to cover outstanding Obligations of the Borrowers hereunder. (The Bank agrees that it will not make such a drawing unless an Event of Default has occurred and is continuing.)

     9.2 POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, each Borrower hereby irrevocably appoints the Bank (and any of the Bank's designated officers, or employees) as such Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of the Bank's security interest in the Accounts; (b) endorse such Borrower's name on any checks or other forms of payment or security that may come into the Bank's possession; (c) sign such Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to such Borrower's policies of insurance; (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which the Bank determines to be reasonable; and (f) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Borrower where permitted by law; provided the Bank may exercise such power of attorney to sign the name of such Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of the Bank as each Borrower's attorney in fact, and each and every one of the Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and the Bank's obligation to provide advances hereunder is terminated.

     9.3 ACCOUNTS COLLECTION. Upon the occurrence and during the continuance of an Event of Default, the Bank may notify any Person owing funds to any Borrower of the Bank's security interest in such funds and verify the amount of such Account. Each Borrower shall collect all amounts owing to such Borrower for the Bank, receive in trust all payments as the Bank's trustee, and if requested or required by the Bank, immediately deliver such payments to the Bank in their original form as received from the account debtor, with proper endorsements for deposit.

     9.4 BANK EXPENSES. If any Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then the Bank may do any or all of the following:
(a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Revolving Lines as the Bank deems necessary to protect the Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as the Bank deems prudent. Any amounts so paid or deposited by the Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by the Bank shall not constitute an agreement by the Bank to make similar payments in the future or a waiver by the Bank of any Event of Default under this Agreement.

     9.5 BANK'S LIABILITY FOR COLLATERAL. So long as the Bank complies with reasonable banking practices, the Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrowers.

     9.6 REMEDIES CUMULATIVE. The Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. The Bank shall have all other rights and remedies not expressly set forth herein inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Bank of one right or remedy shall be deemed an election, and no waiver by the Bank of any Event of Default on a Borrower's part shall be deemed a continuing waiver. No delay by the Bank shall constitute a waiver, election, or acquiescence by it. No waiver by the Bank shall be effective unless made in a written document signed on behalf of the Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

     9.7 DEMAND; PROTEST. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by the Bank on which such Borrower may in any way be liable.

     9.8 CURRENT INDEMNITY

     (1) General

     On demand the Borrowers shall, on a joint and several basis, but subject to the provisions of Section 12.9(b), indemnify the Bank against any deficiency which arises whenever, for any reason (including as a result of a judgment or order or Insolvency Proceeding):

     (1) the Bank receives or recovers an amount in one currency (the "Payment Currency") in respect of an amount denominated under a Loan Document in another currency (the "Due Currency"); and

     (2) the amount actually received or recovered by the Bank in accordance with its normal practice when it converts the Payment Currency into the Due Currency is less than the relevant amount of the Due Currency.

     (2) Reimbursement

     Where an amount to be reimbursed or indemnified against under a Loan Document is denominated in another currency, if the Bank so requests, the Borrowers shall, on a joint and several basis but subject to the provisions of Section 12.9(b), reimburse or indemnify it against the amount of United States dollars which the Bank certifies that it used to buy the relevant amount of the other currency in accordance with its normal procedures. If the Bank does not so request, the Borrower shall reimburse or indemnify it in the relevant currency.

10. NOTICES

     Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to the Bank, as the case may be, at its addresses set forth below:

     If to any Borrower:

                           c/o  Moldflow Corporation
                           91 Hartwell Avenue
                           Lexington, Massachusetts 02173
                           Attn: Suzanne Rogers, Chief Financial Officer
                           Fax: 781-674-0267

     With a copy to:

                           Palmer & Dodge LLP
                           One Beacon Street
                           Boston, MA  02108-3190
                           Attn:  George Ticknor, Esq.
                           Fax:  617-227-4420

     If to Bank:

                           Silicon Valley Bank
                           3003 Tasman Drive
                           Santa Clara, California  95054
                           Attn: Amy Young, Vice President
                           Fax: (408) 496-2429

     With copies to:

                           Silicon Valley East
                           40 William Street
                           Wellesley, Massachusetts  02181
                           Attn: Andrew H. Tsao, Vice President
                           Fax: (617) 431-9906

                           Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, MA  02109
                           Attn: Dennis J. White, Esq.
                           Fax: (617) 338-2880

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT
REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH BORROWER AND THE BANK HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS, BUT IF FOR ANY REASON THE BANK IS DENIED ACCESS TO SUCH COURTS, THEN IN SUCH EVENT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA. EACH BORROWER AND THE BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12. GENERAL PROVISIONS

     12.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; PROVIDED, HOWEVER, that neither this Agreement nor any rights hereunder may be assigned by any Borrower without the Bank's prior written consent, which consent may be granted or withheld in the Bank's sole discretion. The Bank shall have the right without the consent of or notice to Borrowers to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, the Bank's obligations, rights and benefits hereunder.

     12.2 INDEMNIFICATION. Borrowers shall, on a joint and several basis but subject to the provisions of Section 12.9(b), indemnify, defend, protect and hold harmless the Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by the Bank as a result of or in any way arising out of, following, or consequential to transactions between the Bank and any Borrower whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by the Bank's gross negligence or willful misconduct.

     12.3 TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

     12.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     12.5 AMENDMENTS IN WRITING, INTEGRATION. This Agreement cannot be amended or terminated except by a writing signed by Borrowers and the Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

     12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

     12.7 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrowers to indemnify the Bank with respect to the expenses, damages, losses, costs and liabilities described in
Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against the Bank have run; provided that so long as the obligations referred to in the first sentence of this
Section 12.7 have been satisfied, and the Bank has no commitment to make any Credit Extensions or to make any other loans to Borrowers, the Bank shall release all security interests granted hereunder and redeliver all Collateral held by it in accordance with applicable law.

     12.8 COUNTERSIGNATURE. This agreement shall become effective only when it shall have been executed by Borrowers and the Bank, provided, however, in no event shall this agreement become effective until signed by an officer of the Bank in California.

     12.9 JOINT AND SEVERAL OBLIGATIONS. (a) Subject to the provisions of subparagraph (b) below, each and every representation, warranty, covenant and agreement made by any of the Borrowers, hereunder and under the other Loan Documents shall be joint and several, whether or not so expressed, and such obligations of any of the Borrowers shall not be subject to any counterclaim, setoff, recoupment or defense based upon any claim any Borrower may have against any other Borrower or the Bank, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition affecting any other Borrower, including without limitation (b) any waiver, consent, extension, renewal, indulgence or other action or inaction under or in respect of this Agreement or any other Loan Document, or any agreement or other document related thereto with respect to any other Borrower, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such agreement or instrument with respect to the other Borrower, or the failure to give notice of any of the foregoing to the other Borrower; (c) any invalidity or unenforceability, in whole or in part, of any such agreement or instrument with respect to any other Borrower; (d) any failure on the part of any other Borrower for any reason to perform or comply with any term of any such agreement or instrument; (e) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any other Borrower or its properties or creditors; or (f) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, with respect to any other Borrower. Each Borrower hereby waives any requirement of diligence or promptness on the part of the Bank in the enforcement of its rights hereunder or under any other Loan Document with respect to the obligations of itself or of the other Borrowers. Without limiting the foregoing, any failure to make any demand upon, to pursue or exhaust any rights or remedies against a Borrower, or any delay with respect thereto, shall not affect the obligations of the other Borrowers hereunder or under any other Loan Document.

     (b) Notwithstanding the provisions of subparagraph (a) above or anything in this Loan Agreement or any other Loan Documents to the contrary, the obligations of MPL and MIPL shall not be joint and several with respect to any representation, warranty, covenant and agreement made by MC, or any obligation incurred by MC hereunder or under any other Loan Document, for which MC alone shall be responsible. The intent of this subparagraph being to prevent any interpretation or construction of this Loan Agreement or any other Loan Document under which MIPL or MPL could be construed as providing any form of credit support for the Obligations of MC to the Bank.

     12.10 MC AS AGENT FOR BORROWERS. Each MIPL and MPL hereby appoints MC as its agent with respect to the receiving and giving of any notices, requests, instructions, reports, schedules, revisions, financial statements or any other written or oral communications hereunder or under the Loan Documents. MC shall keep complete, correct and accurate records of all Revolving Line of Credit Loans and the application of proceeds thereof, all Letters of Credit and all payments in respect of Advances and other amounts due hereunder. The Bank is hereby entitled to rely on any communications given or transmitted by MC as if such communication were given or transmitted by each and every Borrower; PROVIDED, HOWEVER, that any communication given or transmitted by any Borrower other than MC shall be binding with respect to such Borrower. Any communication given or transmitted by the Bank to MC shall be deemed given and transmitted to each and every Borrower.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                MOLDFLOW CORPORATION

                                By: /s/ Marc Dulude
                                    -----------------------------------
                                    Name:  Marc Dulude
                                           ----------------------------
                                    Title: President & CEO
                                           ----------------------------


                                MOLDFLOW INTERNATIONAL PTY. LTD.

                                By: /s/ Marc Dulude                       By: /s/ Suzanne Rogers
                                    -----------------------------------       --------------------------------
                                    Name:  Marc Dulude                        Name:  Suzanne Rogers
                                           ----------------------------              -------------------------
                                    Title: Director                           Title: Director
                                           ----------------------------              -------------------------

                                MOLDFLOW PTY. LTD.

                                By: /s/ Marc Dulude                       By: /s/ Suzanne Rogers
                                    -----------------------------------       --------------------------------
                                    Name:  Marc Dulude                        Name:  Suzanne Rogers
                                           ----------------------------              -------------------------
                                    Title: Director                           Title: Director
                                           ----------------------------              -------------------------


                                SILICON VALLEY BANK, doing business as
                                SILICON VALLEY EAST

                                By: /s/ Andrew H. Tsao
                                    ------------------------------------
                                    Name:  Andrew H. Tsao
                                           -----------------------------
                                    Title: Vice President
                                           -----------------------------


                                SILICON VALLEY BANK

                                By: /s/ Amy B. Young
                                    ------------------------------------
                                    Name:  Amy B. Young
                                           -----------------------------
                                    Title: Vice President
                                           -----------------------------
                                           (signed in Santa Clara, California)

                                    EXHIBIT A
                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

           DEADLINE FOR SAME DAY PROCESSING IS 12:00 Noon, Boston Time

TO:  CENTRAL CLIENT SERVICE DIVISION          DATE:

FAX#:                                         TIME:


-------------------------------------------------------------------------------
FROM:
     --------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)

RE:  [DOMESTIC/FOREIGN] REVOLVING LINE OF CREDIT
     --------------------------------------------------------------------------
     (DELETE ONE)

REQUESTED BY:
             ------------------------------------------------------------------
                            AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                     ----------------------------------------------------------
PHONE NUMBER:
             ------------------------------------------------------------------
RE:  [DOMESTIC/FOREIGN] REVOLVING LINE OF CREDIT
     --------------------------------------------------------------------------
     (DELETE ONE)

FROM ACCOUNT #                        TO ACCOUNT #
               ----------------------                  ------------------------

REQUESTED TRANSACTION TYPE                      REQUEST DOLLAR AMOUNT

PRINCIPAL INCREASE (ADVANCE)                    $
                                                -------------------------------
PRINCIPAL PAYMENT (ONLY)                        $
                                                -------------------------------
INTEREST PAYMENT (ONLY)                         $
                                                -------------------------------
PRINCIPAL AND INTEREST (PAYMENT)                $
                                                -------------------------------

OTHER INSTRUCTIONS:
                   ------------------------------------------------------------


     All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Advance Request; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

-------------------------------------------------------------------------------

         ----------------------------------------------------------------------
                                    BANK USE ONLY

         TELEPHONE REQUEST:

         The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

        Authorized Requester _______________________________Phone #____________
        Received By (Bank)_________________________________Phone #_____________
        Authorized Signature (Bank)____________________________________________

        -----------------------------------------------------------------------

                                    EXHIBIT B
                       DOMESTIC BORROWING BASE CERTIFICATE

Borrowers:               Moldflow Corporation, Moldflow International Pty. Ltd.
                         and Moldflow Pty. Ltd.

Bank:                    Silicon Valley Bank

Commitment Amount:       $2,650,000

-------------------------------------------------------------------------------


ACCOUNTS RECEIVABLE
       1.                Accounts Receivable Book Value as of  _______________                            $
                                                                                                           ------------------------
       2.                Additions (please explain on reverse)                                            $
                                                                                                           ------------------------
       3.                TOTAL ACCOUNTS RECEIVABLE                                                        $
                                                                                                           ------------------------

       ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
       4.                Amounts over 90 days due                                                         $
                                                                                                           ------------------------
       5.                Balance of 50% over 90 day accounts                                              $
                                                                                                           ------------------------
       6.                Concentration Limits                                                             $
                                                                                                           ------------------------
       7.                Foreign Accounts (except for Eligible Special Accounts)                          $
                                                                                                           ------------------------
       8.                Governmental Accounts                                                            $
                                                                                                           ------------------------
       9.                Contra Accounts                                                                  $
                                                                                                           ------------------------
      10.                Promotion or Demo Accounts                                                       $
                                                                                                           ------------------------
      11.                Intercompany/Employee Accounts                                                   $
                                                                                                           ------------------------
      12.                Other (please explain on reverse)                                                $
                                                                                                           ------------------------
      13.                TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                             $
                                                                                                           ------------------------
      14.                Eligible Accounts (#3 minus #13)                                                 $
                                                                                                           ------------------------
      15.                The amount of Eligible Accounts (#14) that are Eligible                          $
                         Special Accounts                                                                  ------------------------
      16.                Loan Value of Eligible Special Accounts (70% of #15)                             $
                                                                                                           ------------------------
      17.                The amount of Eligible Domestic Accounts.  The
                         amount of Eligible Accounts (#14) less the amount of
                         Eligible Special Accounts (#15)                                                  $
                                                                                                           ------------------------
      18.                LOAN VALUE OF ELIGIBLE DOMESTIC ACCOUNTS
                         (75% of #17)                                                                     $
                                                                                                           ------------------------
      19.                TOTAL LOAN VALUE OF ACCOUNTS (#16 and #18)                                       $
                                                                                                           ------------------------
      STANDBY LETTER OF CREDIT
      20.                Face Amount as of  _______________________                                       $
                                                                                                           ------------------------
      21.                LOAN VALUE OF STANDBY LETTER OF CREDIT                                           $
                         (90% of #20)                                                                      ------------------------

      BALANCES
      22.                Maximum Loan Amount                                                              $     2,650,000.00
      23.                Total Funds Available [Lesser of #22 or (#19 plus #21)]                          $
                                                                                                           ------------------------
      20.                Present balance owing on Line of Credit                                          $
                                                                                                           ------------------------
      21.                RESERVE POSITION (#23 minus #21)                                                 $
                                                                                                           ------------------------


THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:

MOLDFLOW CORPORATION


--------------------------------------

By:
    ----------------------------------
           Authorized Signer

                                    EXHIBIT C
                       FOREIGN BORROWING BASE CERTIFICATE

Borrowers:            Moldflow Corporation, Moldflow International Pty. Ltd.
                      and Moldflow Pty. Ltd.

Bank:                 Silicon Valley Bank

Commitment Amount:    $1,100,000

-------------------------------------------------------------------------------


ACCOUNTS RECEIVABLE
       1.                Foreign Accounts Receivable Book Value as of                                     $
                                                                                                           ------------------------
       2.                Additions (please explain on reverse)                                            $
                                                                                                           ------------------------
       3.                TOTAL ACCOUNTS RECEIVABLE                                                        $
                                                                                                           ------------------------

       ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
       4.                Amounts over 90 days due                                                         $
                                                                                                           ------------------------
       5.                Balance of 50% over 90 day accounts                                              $
                                                                                                           ------------------------
       6.                Concentration Limits                                                             $
                                                                                                           ------------------------
       7.                Governmental Accounts                                                            $
                                                                                                           ------------------------
       8.                Contra Accounts                                                                  $
                                                                                                           ------------------------
       9.                Promotion or Demo Accounts                                                       $
                                                                                                           ------------------------
      10.                Intercompany/Employee Accounts                                                   $
                                                                                                           ------------------------
      11.                Eligible Special Accounts                                                        $
                                                                                                           ------------------------
      12.                Other (please explain on reverse)                                                $
                                                                                                           ------------------------
      13.                TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                             $
                                                                                                           ------------------------
      14.                Eligible Accounts (#3 minus #13)                                                 $
                                                                                                           ------------------------
      15.                LOAN VALUE OF ACCOUNTS (30% of #14)                                              $
                                                                                                           ------------------------

      OVERADVANCE ALLOWANCE
      16.                $750,000 which expires on 10/__/98                                                $
                                                                                                           ------------------------

      BALANCES
      17.                Maximum Loan Amount                                                               $     1,100,000.00

      18.                Total Funds Available [Lesser of #17 or (#15 plus #16)]                           $
                                                                                                           ------------------------
      19.                Present balance owing on Line of Credit                                           $
                                                                                                           ------------------------
      20.                RESERVE POSITION (#18 minus #19)                                                  $
                                                                                                           ------------------------

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:

MOLDFLOW CORPORATION


------------------------------------------
By:
   ---------------------------------------
              Authorized Signer

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:                   SILICON VALLEY BANK

FROM:                 MOLDFLOW CORPORATION

     The undersigned authorized officer of Moldflow Corporation hereby certifies that in accordance with the terms and conditions of the Loan Agreement among Moldflow Corporation, Moldflow International Pty. Ltd. and Moldflow Pty. Ltd., and the Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _________________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.


PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.



             REPORTING COVENANT                                REQUIRED                            COMPLIES
             ------------------                                --------                            ---------

Monthly financial statements                            Monthly within 25 days                Yes              No
Annual (CPA Audited)                                    FYE within 120 days                   Yes              No
10Q and 10K                                             Within 5 days after filing            Yes              No
                                                        with the SEC
A/R Agings                                              Monthly within 25 days                Yes              No
A/R Audit                                               Initial and Semi-Annual               Yes              No




              FINANCIAL COVENANT                               REQUIRED                    ACTUAL          COMPLIES
              ------------------                               --------                    ------          --------
Maintain on a Monthly Basis:
  Minimum Quick Ratio                             0.7:1.0 through 2/28/98;
                                                  thereafter 0.8:1.0
                                                  through 11/30/98                     ____:1.0      Yes      No

Maintain on a Quarterly Basis:
  Minimum Tangible Net Worth                      $700,000 at 12/31/97
                                                  $550,000 at 3/31/98
                                                  $650,000 at 6/30/98
                                                  $900,000 at 9/30/98                  $_______       Yes     No
Profitability:  Quarterly                         $200,000 for quarter ended 12/31/97
                                                  ($150,000) for quarter ended 3/31/98
                                                  $100,000 for quarter ended 6/30/98
                                                  $100,000 for quarter ended 9/30/98   $_______       Yes     No


COMMENTS REGARDING EXCEPTIONS:  See Attached.

                                      -----------------------------------------
                                      RECEIVED BY:_______________________
                                      DATE:______________________________
                                      REVIEWED BY:_______________________
                                      COMPLIANCE STATUS: YES/NO
                                      -----------------------------------------

Sincerely,

MOLDFLOW CORPORATION

By:__________________________________
   Name:
   Title:
   Date:

                                    EXHIBIT E
                                 PROMISSORY NOTE

                    (DOMESTIC REVOLVING LINE OF CREDIT LOANS)

                                    EXHIBIT F
                                 PROMISSORY NOTE

                    (FOREIGN REVOLVING LINE OF CREDIT LOANS)

                     DISBURSEMENT REQUEST AND AUTHORIZATION

BORROWERS:  Moldflow Corporation, Moldflow International Pty. Ltd. and
            Moldflow Pty. Ltd.
                                                     BANK:  Silicon Valley Bank

-------------------------------------------------------------------------------

LOAN TYPE. This is a Variable Rate, Revolving Line of Credit of a principal amount up to $2,650,000.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for business.

SPECIFIC PURPOSE.  The specific purpose of this loan is: working capital

DISBURSEMENT INSTRUCTIONS. Borrowers understand that no loan proceeds will be disbursed until all of the Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:


                                                    DOMESTIC REVOLVING LINE
             Amount paid to Borrowers directly      $
                                                     ---------------------
             Undisbursed Funds                      $
                                                     ---------------------
             Principal                              $
                                                     ---------------------

CHARGES PAID IN CASH. Borrowers have paid or will pay in cash as agreed the following charges:

             Prepaid Finance Charges Paid in Cash:  $
                                                     ---------------------
             $                Loan Fee
              ---------------
             $                Accounts Receivables Audit
              ---------------

             Other Charges Paid in Cash:            $
                                                     ---------------------

             $                UCC Search Fees
              ---------------
             $                UCC Filing Fees
              ---------------
             $                Patent Filing Fees
              ---------------
             $                Trademark Filing Fees
              ---------------
             $                Copyright Filing Fees
              ---------------
             $                Outside Counsel Fees and Expenses
              --------------- (ESTIMATE, DO NOT LEAVE BLANK)

             Total Charges Paid in Cash             $
                                                     ---------------------


AUTOMATIC PAYMENTS. Borrowers hereby authorize the Bank automatically to deduct from Borrowers' account numbered *** the amount of any loan payment. If the funds in the account are insufficient to cover any payment, the Bank shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWERS REPRESENT AND WARRANT TO THE BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN EACH BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN EACH BORROWER'S MOST RECENT FINANCIAL STATEMENT TO THE BANK. THIS AUTHORIZATION IS DATED AS OF ______________, 19___.

MOLDFLOW CORPORATION, on behalf of itself and the other Borrowers

Authorized Officer

                         AGREEMENT TO PROVIDE INSURANCE

GRANTOR:  Moldflow Corporation                       BANK:  Silicon Valley Bank

-------------------------------------------------------------------------------

     INSURANCE REQUIREMENTS. Moldflow Corporation ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor, Moldflow International Pty. Ltd. and Moldflow Pty. Ltd. by the Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:        All Inventory, Equipment and Fixtures.
Type:              All risks, including fire, theft and liability.

Amount:            Full insurable value.
Basis:             Replacement value.

Endorsements:      Loss payable clause to the Bank with
                   stipulation that coverage will not be
                   cancelled or diminished without a minimum of twenty (20) days' prior written notice to the Bank.

     INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to the Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through the Bank.

     FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to the Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of , 19___, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, the Bank may do so at Grantor's expense as provided in the Loan Agreement. The cost of such insurance, at the option of the Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF THE BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

     AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes the Bank to provide to any person (including any insurance agent or company) all information the Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED ___________________________, 19___.

GRANTOR:





X
  --------------------------------------
  Authorized Officer

    ===========================================================================
                               FOR BANK USE ONLY
                            INSURANCE VERIFICATION

    DATE:                           PHONE:
         --------------------------       -------------------------------------
    AGENT'S NAME:
                 --------------------------------------------------------------
    INSURANCE COMPANY:
                     ----------------------------------------------------------
    POLICY NUMBER:
                  -------------------------------------------------------------
    EFFECTIVE DATES:
                    -----------------------------------------------------------
    COMMENTS:
             ------------------------------------------------------------------

===============================================================================